UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2014 (June 3, 2013)

Freeport-McMoRan Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 North Central Avenue Phoenix, AZ	85004-2189
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed, Freeport-McMoRan Inc. (“FCX”) completed the transactions contemplated by the Agreement and Plan of Merger, dated as of December 5, 2012, by and among Plains Exploration & Production Company (“PXP”), FCX, and Freeport-McMoRan Oil & Gas LLC (a wholly owned subsidiary of FCX) (the “PXP Acquisition”). This current report on Form 8-K/A (“Amendment No. 2”) amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by FCX on June 3, 2013, as amended by the Current Report on Form 8-K/A filed with the SEC by FCX on August 13, 2013 (“Amendment No. 1”). This Amendment No. 2 is being filed to update the unaudited pro forma condensed combined statement of income of FCX previously provided related to the PXP Acquisition. Amendment No. 1 provided a pro forma income statement for the three months ended March 31, 2013, and this Amendment No. 2 provides a pro forma income statement for the year ended December 31, 2013. In addition, Part II, Item 9A of PXP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed on February 21, 2013, Commission File No. 001-31470, is incorporated by reference into this Amendment No. 2. No other amendments to the Form 8-K, as amended, are being made by this Amendment No. 2.

References in this current report to “us,” “we,” “our,” the “Company” or “FCX” are to Freeport-McMoRan Inc.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Refer to Item 9.01 for amendments made regarding updating the unaudited pro forma condensed combined statement of income of FCX previously provided related to the PXP Acquisition.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Management’s report on internal control over financial reporting is incorporated herein by reference to Part II, Item 9A of PXP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed on February 21, 2013, Commission File No. 001-31470.

(b) Pro Forma Financial Information.

•	The unaudited pro forma condensed combined statement of income of FCX for the year ended December 31, 2013 and the notes thereto are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(d) Exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freeport-McMoRan Inc.

By:	/s/ C. Donald Whitmire, Jr.
Name:	C. Donald Whitmire, Jr.
Title:	Vice President and Controller - Financial Reporting
(authorized signatory and Principal Accounting Officer)

Date: November 10, 2014

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Exhibit 99.1	Unaudited pro forma condensed combined statement of income of Freeport-McMoRan Inc. for the year ended December 31, 2013.